UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 18, 2011

Bacterin International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)
600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)
(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01             Regulation FD Disclosure.

Bacterin International Holdings, Inc. (the “Company”) has entered into a non-binding letter of intent to acquire assets of Robinson MedSurg LLC, and a copy of a press release entitled “Bacterin International Signs LOI to Acquire Assets of Robinson MedSurg LLC” is attached as Exhibit 99.1 and incorporated herein.  The Company also released scheduling information regarding its conference call to discuss fourth quarter and full year 2010 financial results, and a copy of a press release entitled “Bacterin International Holdings, Inc. Schedules Conference Call to Present Fourth Quarter and Full Year 2010 Financial Results” is attached as Exhibit 99.2 and incorporated herein.

The information in this Item 7.01 and the documents attached as Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties.  These forward-looking statements include statements regarding the Company’s expectation that the transaction proposed in the non-binding letter of intent will occur.  The Company believes that its expectations, as expressed in these statements are based on reasonable assumptions regarding the risks and uncertainties inherent in achieving those expectations.  These statements are not, however, guarantees of future performance and actual results may differ materially.  Risks and uncertainties which may cause actual results to be different than expressed or implied in our forward-looking statements include, but are not limited to, the risk factors described under the heading “Risk Factors” in Amendment No. 5 to our Form S-1 filed February 9, 2011.  The Company expressly disclaims any current intention to update any forward-looking statements as a result of new information or future events or developments.

Item 9.01.            Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

99.1	Press Release of Bacterin International Holdings, Inc., dated March 18, 2011 entitled “Bacterin International Signs LOI to Acquire Assets of Robinson MedSurg LLC”

99.2
Press Release of Bacterin International Holdings, Inc. dated March 17, 2011 entitled “Bacterin International Holdings, Inc. Schedules Conference Call to Present Fourth Quarter and Full Year 2010 Financial Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2011	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ Guy S. Cook
Name: Guy S. Cook
Title: President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of Bacterin International Holdings, Inc., dated March 18, 2011 entitled “Bacterin International Signs LOI to Acquire Assets of Robinson MedSurg LLC”

99.2
Press Release of Bacterin International Holdings, Inc. dated March 17, 2011 entitled “Bacterin International Holdings, Inc. Schedules Conference Call to Present Fourth Quarter and Full Year 2010 Financial Results”